UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2008

MSC – Medical Services Company

(Exact name of registrant as specified in its charter)

Florida	333-132913	59-2997634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

841 Prudential Drive, Suite 900

Jacksonville, Florida 32207

(Address of principal executive offices, including zip code)

(904) 646-0199

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into Material Definitive Agreement

On January 31, 2008, MSC – Medical Services Company (the “Company”) issued a press release announcing the acquisitions of ZoneCare USA of Delray, LLC, a Florida limited liability company, Speedy Re-employment, LLC, a Florida limited liability company, and SelectMRI, LLC, a Florida limited liability company. These acquisitions are disclosed under Item 2.01 below. The press release is attached to this Current Report as Exhibit 99.1.

On January 18, 2008, the Company entered into Amendment No. 4 (“Amendment No. 4”) to the Revolving Credit Agreement (the “Credit Agreement”) dated as of March 31, 2005 among the Company, MCP-MSC Acquisition, Inc., the banks, financial institutions and other lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, as amended by Amendment No. 1 to the Revolving Credit Agreement dated as of May 12, 2005, Amendment No. 2 to the Revolving Credit Agreement dated as of December 9, 2005 and Amendment No. 3 to the Revolving Credit Agreement dated as of December 14, 2006.

In Amendment No. 4, the Company, the Administrative Agent and the Lenders agreed to amend the Credit Agreement in certain respects, including, but not limited to, the items set forth below:

•

Pro Forma Calculations. a new section regarding pro forma calculations was added which provides that for the purposes of calculating the consolidated fixed charge coverage ratio and the first lien leverage ratio, investments made by the Company or any of its subsidiaries during the applicable measurement period shall be calculated on a pro forma basis assuming that all such investments (and the change in consolidated EBITDA resulting therefrom and any indebtedness incurred in connection therewith) had occurred on the first day of the applicable measurement period. Additionally, consolidated EBITDA of the Company in respect of the fiscal quarters ended June 30, 2007, September 30, 2007 and December 31, 2007 shall be increased by $1.4 million, $1.1 million and $1.2 million, respectively, in order to give pro forma effect to the acquisition of all of the membership interests in Speedy Re-Employment, LLC, and ZoneCare USA of Delray, LLC (together with its subsidiary ZoneCareUSA DME, LLC) and, through SelectMRI Acquisition, LLC, substantially all of the assets of SelectMRI, LLC.

•

Restricted Transactions. Any investments financed solely with investment equity contribution proceeds and any transactions falling within clause (e) of the definition of restricted transaction shall be excluded from the covenant restricting restricted transactions.

•

Consolidated Fixed Charge Coverage Ratio. The minimum consolidated fixed charge coverage ratios required to be maintained by the Company under the Credit Agreement beginning during the fiscal quarter period ending on March 31, 2008 and thereafter have been reduced to a range of 0.80:1.00 to 1.25:1.00.

•	Capital Expenditures. The Company’s annual limits on capital expenditures were amended to allow a range of $5 million to $5.8 million for the remainder of the term of the Credit Agreement.

•

Definitions. In connection with the amendments described above, Amendment No. 4 amended the definition of “Subsidiary,” “Suspension Consolidated Fixed Charge Coverage Ratio” and “Transaction Conditions,” and added “Investment Equity Contribution Proceeds” as a new defined term to the Credit Agreement.

A copy of Amendment No. 4 is attached to this Current Report as Exhibit 10.32.

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On January 28, 2008, the Company acquired 100% of the outstanding membership interests of ZoneCare USA of Delray, LLC, a Florida limited liability company (“ZoneCare”), and Speedy Re-employment, LLC, a Florida limited liability company (“Speedy Re-employment”), and substantially all of the assets of SelectMRI,

LLC, a Florida limited liability company (“Select MRI” and together with ZoneCare and Speedy, the “Acquisition Entities”) for $25,000,000, $7,000,000, and $500,000, respectively, paid in cash subject to escrows and holdbacks. In connection with the purchase of the assets of SelectMRI, the Company formed a wholly-owned subsidiary, SelectMRI Acquisition, LLC, a Delaware limited liability company (“Select Acquisition”), which actually acquired the assets of SelectMRI. A copy of the purchase agreements for ZoneCare, Speedy Re-employment, and SelectMRI are attached as Exhibits 4.6, 4.7, and 4.8, respectively.

The funds used to purchase the Acquisition Entities were generated through MCP-MSC Equity Investment, LLC and contributed to the Company in exchange for shares of Class A Common Stock (“Class A Common”) and a warrant to purchase common stock of MCP-MSC Acquisition, Inc., the sole parent of the Company (the “Parent”). Each holder of the Parent’s Common Stock existing prior to the acquisition (“Common Stock”) will have the right to purchase shares of Common Stock to maintain its current pro rata shareholdings following the acquisition.

Copies of the (1) Amended and Restated Certificate of Incorporation of the Parent providing, among other things, for the authorization and designation of the rights of the Class A Common, (2) the Class A Common Stock Purchase Agreement, and (3) the Common Stock Purchase Warrant of the Parent is attached to this Current Report as Exhibits 3.5, 2.3, and 2.4, respectively.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

3.5	Amended and Restated Certificate of Incorporation of MCP-MSC Acquisition, Inc.

4.6	Common Stock Purchase Warrant January 28, 2008 between the Company MCP-MSC Acquisition, Inc. and MCP-MSC Equity Investment, LLC

10.32	Class A Common Stock Purchase Agreement dated as of January 28, 2008 among MCP-MSC Equity Investment, LLC and MCP-MSC Acquisition, Inc.

10.33	Membership Interest Purchase Agreement dated as January 28, 2008 among MSC-Medical Services Company, Zonecare USA of Delray LLC, and the named members of ZoneCare

10.34	Membership Interest Purchase Agreement dated as January 28, 2008 among MSC-Medical Services Company, Speedy Re-employment, LLC and named members of Speedy, LLC

10.35	Asset Purchase Agreement dated as January 28, 2008 among SelectMRI Acquisition, LLC, SelectMRI, LLC and the named members of SelectMRI, LLC

10.36	Amendment No. 4 to the Revolving Credit Agreement Amendment, dated as of January 18, 2008, among MSC-Medical Services Company, MCP-MSC Acquisition, Inc., the banks, financial institutions and other lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2008	MSC – MEDICAL SERVICES COMPANY

/s/ Joseph P. Delaney
Joseph P. Delaney
President and CEO

Exhibit Index

Exhibit No.	Description

3.5	Amended and Restated Certificate of Incorporation of MCP-MSC Acquisition, Inc.

4.6	Common Stock Purchase Warrant January 28, 2008 between the Company MCP-MSC Acquisition, Inc. and MCP-MSC Equity Investment, LLC

10.32	Class A Common Stock Purchase Agreement dated as of January 28, 2008 among MCP-MSC Equity Investment, LLC and MCP-MSC Acquisition, Inc.

10.33	Membership Interest Purchase Agreement dated as January 28, 2008 among MSC-Medical Services Company, Zonecare USA of Delray LLC, and the named members of ZoneCare

10.34	Membership Interest Purchase Agreement dated as January 28, 2008 among MSC-Medical Services Company, Speedy Re-employment, LLC and named members of Speedy, LLC

10.35	Asset Purchase Agreement dated as January 28, 2008 among SelectMRI Acquisition, LLC, SelectMRI, LLC and the named members of SelectMRI, LLC

10.36	Amendment No. 4 to the Revolving Credit Agreement Amendment, dated as of January 18, 2008, among MSC-Medical Services Company, MCP-MSC Acquisition, Inc., the banks, financial institutions and other lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders